UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 26, 2008

MATERIAL SCIENCES CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-8803	95-2673173
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2200 East Pratt Boulevard Elk Grove Village, Illinois	60007
(Address of Principal Executive Offices)	(Zip Code)

(847) 439-2210

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On June 30, 2008, Material Sciences Corporation (the “Company”) issued a press release announcing the preliminary results of voting at the Company’s annual meeting of shareowners, the appointment of John P. Reilly as non-executive chairman of the board, succeeding Dr. Ronald A. Mitsch, and certain changes to the composition of the committees of the board.

A copy of the press release is attached hereto as Exhibit 99.1, and the information contained therein is incorporated herein by reference. The information contained in Item 8.01 to this Form 8-K, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and the information shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibit.

(d)	Exhibit

Exhibit Number	Description of Exhibit
99.1	Press release of Registrant dated June 30, 2008, announcing the the preliminary results of voting at the Company’s annual meeting of shareowners, the appointment of John P. Reilly as non-executive chairman of the board, succeeding Dr. Ronald A. Mitsch, and certain changes to the composition of the committees of the Board.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MATERIAL SCIENCES CORPORATION (Registrant)

Date: June 30, 2008	By:	/s/ James M. Froisland
	Name:	James M. Froisland
	Title:	Senior Vice President, Chief Financial Officer, Chief Information Officer and Corporate Secretary.